EXHIBIT 10.21


                                                                      Schedule 1

                          Registration Rights Agreement


All terms within this Registration Rights Agreement shall have the same meaning as defined in the Subscription Agreement.

For purposes of this declaration ("Registration Rights Declaration"), "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such registration statement or document.

1. Within sixty (60) days of the Closing Date of Payment 3 pursuant to the Subscription Agreement by and between the Company and the Purchaser, the Company will use its best efforts to:

     a. Prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 to register the Common Shares for resale under the 1933 Act, and use its best efforts to cause such registration statement to become effective, and prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective until the earlier of (i) ________________, and (ii) such time as all the Common Shares have been resold or may be resold by the holders thereof in a three-month period in reliance upon Rule 144 under the 1933 Act;

     b.   Furnish  to the  Purchaser  such  reasonable  number  of copies of the registration statement, preliminary prospectus and such other documents as may be reasonably required in order to facilitate the public offering of the Common Shares;

     c. Use its best efforts to register or qualify the Common Shares under such state securities or blue sky laws of such jurisdictions as the holders may reasonably request in writing, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

     d. Notify the Purchaser promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming part of such registration statement has been filed;

     e. Notify the Purchaser as to any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

     f. Prepare and promptly file with the Commission and promptly notify the holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the 1933 Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; provided, however, that the Company may delay the filing of


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          any such amendment or supplement (for a period not to exceed 90 days), if the Company shall in good faith  determine  that such  amendment or
          supplement   would   require   the  Company  to  disclose  a  material
          development or potential material development involving the Company, the disclosure of which would have a material adverse effect on the Company; provided, further, that the Company may suspend use of such registration statement in such instance or as may be necessary to update or amend such registration statement to correct any untrue statement of a material fact in, or an omission of a material fact from, such registration statement; and

     g. Advise the Purchaser, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

2. All fees, costs and expenses of and incidental to the registration required by this Registration Rights Agreement shall be borne by the Company, provided, however, that any holders participating in such registration shall bear their pro rata share of any underwriting discount and commissions and transfer taxes. The fees, costs and expenses of registration to be borne by the Company shall include, without limitation, all registration, filing, and NASDAQ (or any other applicable quotation system or exchange) fees, printing expenses, fees and disbursements of counsel and accountants for the Company, all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified, the premiums and other costs of policies of insurance against liability (if any) arising out of such public offering, and reasonable fees and disbursements of one counsel for the selling security holders. Any other expenses incurred by the selling security holders not expressly included above shall be borne by the selling security holders.







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